UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 14A

                      INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  | |

Check the appropriate box:

| |   Preliminary Proxy Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

| |   Definitive Proxy Statement

|X|   Definitive Additional Materials

| |   Soliciting Material Pursuant to Rule 14a-12

                          PIONEER HIGH INCOME TRUST
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                (Name of Registrant(s) as Specified In Its Charter)

                                     N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      paid previously. Identify the previous filing by registration statement
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

PIONEER INVESTMENTS

[GRAPHIC OMITTED]


IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

PREFERRED SHARES OF

PIONEER HIGH INCOME TRUST

Dear Shareholder:

We recently sent you proxy materials regarding the Annual Meeting of Shareholders of Pioneer High Income Trust (the "Fund") to be held on September 18, 2012. Our records indicate that we have not received your vote. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting. By voting now you will help save on the cost of additional solicitation.

PLEASE VOTE TODAY!

VOTING IS EASY AND YOU MAY VOTE VIA INTERNET, PHONE, OR BY MAIL. SIMPLY FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

The Fund's Board of Trustees recommends a vote "FOR" the proposal to elect two Trustees to your Fund. A copy of the Proxy Statement is available by calling the toll free number shown below:

1-800-290-6430


YOUR VOTE IS NEEDED IMMEDIATELY!

Please vote now to be sure your vote is received in time for the

SEPTEMBER 18, 2012
ANNUAL MEETING OF SHAREHOLDERS.

VOTING TAKES ONLY A FEW MINUTES. THANK YOU FOR YOUR PARTICIPATION IN THIS IMPORTANT MATTER.

THE FUND has made it very easy for you to vote. Choose one of the following methods:


 o	LOG ON to the website, on your ballot , enter the control number printed on the card, and follow the on-screen prompts.

 o	CALL the telephone number on your ballot, enter the control number printed on the card, and follow the touchtone prompts.

 o	MAIL in your signed card in the postage-paid envelope provided.











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